UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2012

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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address or principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

As of November 23, 2012, Steelcase Inc. (the “Company”) realigned portions of its reportable segments for financial reporting purposes as a result of the integration of the PolyVision global technology business into the Steelcase Education Solutions group. The PolyVision technology business designs and distributes visual communication products, such as interactive whiteboards. Steelcase Education Solutions is a sales and marketing organization focused on K-20 education and its results are reported in the Americas and EMEA segments. Prior to this change, the PolyVision global technology business was combined with the PolyVision surfaces business and was reported collectively as PolyVision in the Other segment along with Asia Pacific and Designtex.

As a result of these changes, the Company’s reportable segments are being realigned to reflect the organizational structure used by the Company’s Chief Executive Officer for making operating and investment decisions and assessing performance.  Thus, the results of the PolyVision technology business will be reported in the Americas and EMEA segments based on the location of the customers. The PolyVision surfaces business, which manufactures steel and ceramic surfaces for use in multiple applications, but primarily for sale to third-party fabricators, will remain in the Other segment.

The Company evaluates the performance of its operating segments based on revenues and operating income adjusted to exclude restructuring costs.

As required by Accounting Standards Codification (ASC) 280, “Segment Reporting,” all future consolidated financial statements issued by the Company will reflect the reclassification of previously published segment data as a result of the above-mentioned changes to Steelcase Inc.’s organizational structure.

The information included in this Form 8-K affects disclosures related to previously disclosed segment results and does not in any way restate or revise the consolidated financial position, results of operations or cash flows in any previously reported Consolidated Statements of Income, Consolidated Balance Sheets or Consolidated Statements of Cash Flows of Steelcase Inc.

The quarterly segment information for the the first and second quarters of 2013, the first, second, third and fourth quarters of fiscal year 2012 and the full-year segment information for the fiscal years 2011 and 2012 set forth in Exhibit 99.1 reflects the reclassification resulting from the reportable business segment changes described above.

The information furnished pursuant to this Item 2.02 to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01 Financial Statements and Exhibits.

(d) EXHIBITS.

Exhibit Number	Description

99.1	Reclassified segment information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.

By:	/s/ Mark T. Mossing
Mark T. Mossing Corporate Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounting Officer)
Date: November 26, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Reclassified segment information